UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 15, 2009

Bowne & Co., Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-05842	13-2618477
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

55 Water Street, New York, New York		10041
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	212-924-5500

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 4.01 Changes in Registrant's Certifying Accountant.

On June 15, 2009, the Audit Committee of the Board of Directors of Bowne & Co., Inc. ("Bowne") appointed Crowe Horwath LLP ("Crowe Horwath") to serve as Bowne’s independent registered public accounting firm for the fiscal year ending December 31, 2009.

During Bowne’s two most recent fiscal years ended December 31, 2008 and 2007, and the subsequent interim period ended June 15, 2009, neither Bowne nor anyone on its behalf consulted with Crowe Horwath regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Bowne’s financial statements, and neither a written report nor oral advice was provided that Crowe Horwath concluded was an important factor considered by Bowne in reaching a decision as to the accounting, auditing or financial reporting issue.

On June 15, 2009, the Audit Committee notified KPMG LLP that they no longer will be engaged as Bowne’s independent registered public accounting firm effective as of that date. The audit reports of KPMG LLP on Bowne’s consolidated financial statements for each of the two most recent fiscal years ended December 31, 2008 and 2007, did not contain any adverse opinion or disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope, or accounting principles, except that the KPMG LLP audit report on the 2008 consolidated financial statements did contain an explanatory paragraph noting that Bowne adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements," as of January 1, 2008 and Financial Accounting Standards Board Interpretation No. 48 "Accounting for Uncertainty in Income Taxes," as of January 1, 2007. The audit reports of KPMG LLP on the effectiveness of internal control over financial reporting as of December 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During Bowne’s two most recent fiscal years ended December 31, 2008 and 2007, and the subsequent interim period through June 15, 2009, (i) there were no disagreements between Bowne and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused KPMG LLP to make reference to the subject matter of the disagreements in its report on the consolidated financial statements for such years, and (ii) there were no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S−K.

Bowne provided KPMG LLP with a copy of the above disclosures. A copy of the letter from KPMG LLP addressed to the Securities and Exchange Commission stating that KPMG LLP agrees with the statements set forth in this Item 4.01 related to KPMG LLP is filed as Exhibit 16.1 to this Current Report on Form 8−K.

Item 9.01 Financial Statements and Exhibits.

16.1 Letter from KPMG LLP to the Securities and Exchange Commission dated June 19, 2009.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bowne & Co., Inc.

June 19, 2009	By:	/s/ John J. Walker

Name: John J. Walker
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated June 19, 2009.